MASSMUTUAL FUNDS
MML Clinton Limited Term Municipal Fund
MML Clinton Municipal Fund
MML Clinton Municipal Credit Opportunities Fund
MML Barings Global Floating Rate Fund
MML Barings Unconstrained Income Fund
Supplement dated July 10, 2026 to the
Statement of Additional Information dated February 1, 2026
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective immediately, the following information for Jason T. Marino supplements the information found beginning on page B-63 under the heading Principal Officers in the section titled Management of the Trust:

Jason T. Marino 1295 State Street Springfield, MA 01111-0001 Year of birth: 1978 Officer of the Trust since 2026 Officer of 55 portfolios in fund complex	Vice President of the Trust

Head of Manager Research (since 2026), Investment Director (2011–2026), MML Advisers; Head of Manager Research (since 2026), Investment Director (2011–2026), MassMutual; Vice President (since 2026), MassMutual Select Funds (open-end investment company); Vice President (since 2026), MassMutual Premier Funds (open-end investment company); Vice President (since 2026), MassMutual Advantage Funds (open-end investment company); Vice President (since 2026), MML Series Investment Fund (open-end investment company); Vice President (since 2026), MML Series Investment Fund II (open-end investment company).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
ADVSAI-26-04